UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 14, 2006

(Date of earliest event reported)

POTLATCH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-32729	82-0156045
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

601 W. Riverside Avenue, Suite 1100, Spokane WA		99201
(Address of principal executive offices)		(Zip Code)

509-835-1500

(Registrant’s telephone number,

Including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Items

On December 19, 2006, Potlatch Corporation announced that it had entered into an agreement to purchase 76,000 acres of forestland in Wisconsin for $64,500,000. The transaction is expected to close in January 2007.

A copy of the Press Release announcing the transaction is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

99.1	Press Release issued December 19, 2006, announcing Potlatch’s intent to acquire 76,000 acres of Wisconsin forestland.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 19, 2006

POTLATCH CORPORATION

By:	/s/ Pamela A. Mull
Pamela A. Mull
Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit	Description
99.1	Press release issued by Potlatch Corporation, dated December 19, 2006.